UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 8, 2002

SEGWAY V CORP.
(Exact name of registrant as specified in its charter)

000-30329
(Commission File Number)

New Jersey	22-3719171
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

808 Office Park Circle
Lewisville, Texas   75057
(Address of principal executive offices)      (Zip Code)

(214) 222-4644
Registrant's telephone number, including area code

4400 Route 9 South, 2nd Floor
Freehold, New Jersey     07728
(Former name or former address, if changes since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On October 14, 2002 (the "Effective Date"), Michael G. van Hoye and Johnny D. Combs and Karen G. Combs, his wife, acquired all of the issued and outstanding shares of Segway V Corp. ("Segway") from the Segway shareholders in consideration for the aggregate sum of $15,000 from their personal funds pursuant to the following stock purchase agreements: (1) Michael G. van Hoye and Richard I. Anslow; (2) Michael G. van Hoye and William Whittle; (3) Johnny D. Combs and Richard I. Anslow; and (4) Johnny D. Combs and William Flannigan. Pursuant to the above stock purchase agreements, Michael G. van Hoye purchased 2,625,000 common shares which represents 50% of Segway's issued and outstanding common shares and Johnny D. Combs and Karen G. Combs, his wife, purchased 2,625,000 common shares which represents 50% of Segway's issued and outstanding common shares.

Subsequent to the execution of the above referenced agreements, Richard I. Anslow resigned as our sole director and sole officer. Johnny D. Combs was appointed our President and Director, Michael G. van Hoye was appointed our Vice President and Director and Karen G. Combs was appointed our Secretary and Treasurer.

The following table sets forth information regarding the beneficial ownership of the shares of our common stock (the only class of shares previously issued by us) at October 14, 2002, by (i) each person known by us to be the beneficial owner of more than five percent (5%) of our outstanding shares of common stock, (ii) our directors, (iii) our executive officers, and (iv) by all our directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at our address.

TITLE OF CLASS	NAME OF BENEFICIAL OWNER	SHARES OF COMMON STOCK	PERCENT OF CLASS

5% STOCKHOLDERS

Common	Johnny D. Combs and Karen G. Combs, jointly	2,625,000	50%

Common	Michael G. van Hoye	2,625,000	50%

DIRECTORS AND OFFICERS AS A GROUP (3)		5,250,000	100%

The following is a biographical summary of our directors and officers:

Johnny D. Combs, P.E., REM has been our President and Director since October 14, 2002. He is also the President and co-founder of Paradigm Engineering located in Lewisville, Texas.

Mr. Combs began his professional career with the U.S. Army Corps of Engineers at Fort Hood, Texas. In 1983, he transferred to the Forth Worth District Corp of Engineers, where he was the District Construction Program Manager for the B-1B Beddown construction project located at Dyess Air Force Base, Texas.

In 1986 Mr. Combs transferred to Dyess Air Force Base as a contract programmer in the engineering division of Base Civil Engineering. In 1987, he was promoted to Chief of the Environmental and Contract Planning Section which in 1991 became the Environmental Flight.

During his tenure as Chief of Environmental Programs at Dyess Air Force Base, Mr. Combs expanded the environmental staff from one to eleven and oversaw environmental contract work. Mr. Combs was recognized by Strategic Air Command as the Environmental Engineer of the Year for 1990, and his squadron was Best in the Air Force in 1992 after finishing first runner-up in 1990 and 1991. From 1992 to 1999, Mr. Combs also served as the National Storm Water expert for the United States Air Force.

Mr. Combs earned a bachelor of science degree in civil engineering from Texas A&M University in 1982. He is also a registered Professional Engineer in Texas and a Registered Environmental Manager (REM), certified by the National Registry of Environmental Professionals (NREP).

In 1994, Paradigm Engineering was founded to serve the environmental needs of construction and industrial businesses. Paradigm has become a leader in storm water management for businesses in Texas and continues to expand to new markets and develop new compliance products.

Karen G. Combs, has been our Secretary and Treasurer since October 14, 2002. She is also the Vice President of Operations and a co-founder of Paradigm Engineering located in Lewisville, Texas.

In 1994, Paradigm Engineering was founded to serve the environmental needs of construction and industrial businesses. Paradigm has become a national leader in storm water management for businesses in Texas and continues to expand to new markets and develop new compliance products.

Ms. Combs earned a bachelor of science degree in Horticulture from Texas A&M University in 1981. After staying at home to raise three children for 12 years, Karen helped co-found Paradigm Engineering in 1994. As Vice President of Operations for Paradigm Engineering, Karen supervises a variety of tasks, which include payroll, accounts receivables and payables, personnel benefits, and customer interface and product production.

Michael G. van Hoye has been our Vice President and Director since October 14, 2002. In addition, Mr. Van Hoye and Johnny D. Combs formed AquaPur System, LLC in 2002. AquaPur Sys goal is to revolutionize the approach to water purification design, function and proficiency.

Michael began his professional career in New York City as Executive Director of Basic Economy Development Corporation, (BEDC). With many projects in Niger West Africa, and The Ivory Coast during the early days of independence from France, projects for the exploitation of natural resources became a high priority. Working directly with President Hamani Diori on the projects in Niger, a slaughter house was developed in Niamey, as well as the cement factory at Malbasa.

In 1965, Mr. Van Hoye left BEDC, and joined Turitorinno Consulting, Geneva, Switzerland. Working with M. Turitorinni, his assignments were located in most of the developing countries in West Africa as well as countries in the Middle East. He was promoted to Senior Consultant, and sent to the Harvard International Senior Management Program in Mount Pelerin, Switzerland where he completed the course top of his class.

After the death of M. Turitorinni in 1980, Mr. Van Hoye spent 3 years in humanitarian services in the Middle East and Africa. He established a soup kitchen in Niamey, Niger West Africa, rice shipments to Nigeria, water processing in Togo, Ghana, Dahomey and Upper Volta.

In 1984, Mr. Van Hoye founded Triton Limited, United Kingdom. Triton is a specialty engineering consulting firm with emphasis in transportation.

In 1993, after investing in an early stage research and development company, Mr. van Hoye took over management of the company and changed its name to Molecular Metabolic Imaging. MMI’ s research was in the advanced imaging modality of PET (Positron Emission Tomography). MMI was the company most responsible for the introduction of PET technology in the Texas medical field.

Mr. van Hoye earned a bachelor of science degree in mechanical engineering in 1961 from the UCLA School of Engineering. In 1966, he attended the Harvard Senior Management Program in Applied Science at Mount Pelerin, Switzerland. He has established 27 patents for imaging technologies and published 4 papers on developing economic opportunities.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

a.	None

b.	None

c.	Exhibits

Number	Exhibit
10.1	Stock Purchase Agreement between Michael G. van Hoye and Richard I. Anslow *
10.2	Stock Purchase Agreement between Michael G. van Hoye and William Whittle *
10.3	Stock Purchase Agreement between Johnny D. Combs and Richard I. Anslow *
10.4	Stock Purchase Agreement between Johnny D. Combs and William Flannigan *

* Filed with Schedule 13D's on October 18, 2002 (SEC File No. 005-59231).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

SEGWAY V CORP.

By:  /s/    Johnny D. Combs

Johnny D. Combs
President and Director

Dated:    November 18, 2002

By:   /s/    Michael G. van Hoye

Michael G. van Hoye
Vice President and Director

Dated:    November 18, 2002

By:  /s/    Karen G. Combs

Karen G. Combs
Secretary and Treasurer

Dated:   November 18, 2002